JANET SHUTTLEWORTH
2332 NEWCASTLE CRES
OAKVILLE, ONTARIO
L6M 4P6
Exhibit 99.1

December 31, 2008

Infrastructure Materials Corp.
Administration Office
1226 White Oaks Blvd. Suite 10A
Oakville, Ontario
L6H 2B9

To Whom It May Concern:

I hereby resign my position as Corporate Secretary/Treasurer, effective immediately.

Yours truly,

/s/ Janet Shuttleworth
     Janet Shuttleworth